Exhibit 10.12

FIRST AMENDMENT TO
AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT
OF
ARC HOSPITALITY PORTFOLIO II HOLDCO, LLC

This FIRST AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (this “Amendment”) of ARC HOSPITALITY PORTFOLIO II HOLDCO, LLC (the “Company”), entered into as of October 6, 2015, by and among AMERICAN REALTY CAPITAL HOSPITALITY PORTFOLIO MEMBER, LP, a Delaware limited partnership (together with its successors and permitted assigns in such Person’s capacity as a member of the Company, the “Class B Member”), W2007 EQUITY INNS PARTNERSHIP, L.P., a Tennessee limited partnership, and W2007 EQUITY INNS TRUST, a Maryland trust (collectively, and together with their respective successors and permitted assigns, each in such Person’s capacity as a member of the Company, the “Class A Member”), amends that certain Amended and Restated Limited Liability Company Agreement of the Company (the “Agreement”), dated February 27, 2015, by and among the Class A Member, the Class B Member and William G. Popeo, as the Special Member. Capitalized terms used and not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

RECITALS

WHEREAS, the Mortgage Borrowers are in the process of refinancing the loan in the principal amount of $227,000,000.00 made to the Mortgage Borrowers by Ladder Capital Finance LLC (“Ladder”) and Deutsche Bank AG, New York Branch by entering into a new loan agreement with Ladder and German American Capital Corporation (together with Ladder, the “Refinance Lender”) as lenders, for a loan in the original principal amount of Two Hundred Thirty Two Million and 0/100 Dollars ($232,000,000.00) (the “New Loan”), and
WHEREAS, the Class A Member and the Class B Member desire to enter into this Amendment in order to accurately reference the New Loan.
NOW, THEREFORE, in order to carry out the intentions expressed above and in consideration of the mutual agreements hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Class A Member and the Class B Member hereby agree to amend the Agreement as follows.

1.	Section 1.1 of the Agreement is hereby amended as follows:

a.	The definition of “Mortgage Loan” is hereby deleted in its entirety and restated as follows:

“Mortgage Loan” means the loan in the original principal amount of Two Hundred Thirty Two Million and 00/100 Dollars ($232,000,000.00) made by Mortgage Lender

Exhibit 10.12

to Borrower in accordance with the terms, conditions and provisions of the Mortgage Loan Documents.

b.	The definition of “Mortgage Loan Agreement” is hereby deleted in its entirety and restated as follows:

“Mortgage Loan Agreement” means that certain Loan Agreement, among the Borrowers and Lender, dated October 6, 2015, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

c.	The definition of “Recognition Agreements” is hereby deleted in its entirety and restated as follows:

“Recognition Agreements” means, collectively, (i) that certain Recognition Agreement, dated as of October 6, 2015, by and among Mortgage Lender, Mortgage Borrower, TRS and the Class A Member, and (ii) any recognition agreement hereafter entered into by the Class A Member with respect to any Additional Mezzanine Loan.

3.	Schedule 1.1(b) of the Agreement is hereby deleted in its entirety and restated as set forth on Exhibit A attached hereto.

4.
Effective as of the date hereof, this Amendment amends and is hereby incorporated in and forms a part of the Agreement, and except as amended hereby the Agreement is confirmed in all respects and remains in full force and effect. The Agreement and this Amendment constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior negotiations, representations or agreements relating thereto, whether written or oral. No amendment or modification of this Amendment shall be valid or binding upon the parties unless in writing and signed by the parties hereto.

5.
The parties agree that if any provision of this Amendment is found to be invalid or unenforceable, it will not affect the validity or enforceability of any other provision. This Amendment shall be governed by the laws of the State of Delaware, without regard to the choice of law principles thereof.

[SIGNATURE PAGES FOLLOW]

Exhibit 10.12

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Amendment as of the date first set forth above.

Class B Member:

ARC HOSPITALITY PORTFOLIO MEMBER, LP

By: ARC Hospitality Portfolio Member GP, LLC,
its general partner

By: /s/ Paul C. Hughes
Name: Paul C. Hughes
Title: Authorized Signatory
[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Exhibit 10.12

Class A Member:
W2007 EQUITY INNS PARTNERSHIP, L.P.

By: W2007 Grace Acquisition I, Inc.,
its general partner

By: /s/ Gregory M. Fay
Name: Gregory M. Fay
Title: Vice President
W2007 EQUITY INNS TRUST

By: /s/ Todd Giannoble
Name: Todd Giannoble
Title: Administrative Trustee

Exhibit 10.12

EXHIBIT A

Replacement Schedule 1.1(b)

Mortgage Loan Documents

All documents dated as of October 6, 2015 unless otherwise stated herein.

1.
Loan Agreement, between the entities identified as borrowers therein (individually, each, a “Borrower” and collectively, “Borrowers”), Ladder Capital Finance LLC (“LCF”) and German American Capital Corporation (“GACC”, and together with LCF, collectively, “Lender”);

2.	Promissory Note A-1 by Borrowers to LCF in the original principal sum of $60,000,000;

3.	Promissory Note A-2 by Borrowers to LCF in the original principal sum of $39,600,000;

4.	Promissory Note A-3 by Borrowers to LCF in the original principal sum of $39,600,000;

5.	Promissory Note A-4 by Borrowers to GACC in the original principal sum of $40,000,000;

6.	Promissory Note A-5 by Borrowers to GACC in the original principal sum of $26,400,000;

7.	Promissory Note A-6 by Borrowers to GACC in the original principal sum of $26,400,000;

8.
Deed to Secure Debt, Assignment of Leases and Rents, Security Agreement and Fixture Filing by ARC Hospitality Portfolio II Owner, LLC and ARC Hospitality Portfolio II MISC TRS, LLC in favor of Lender, to be recorded in Chatham County, Georgia;

9.
Deed to Secure Debt, Assignment of Leases and Rents, Security Agreement and Fixture Filing by ARC Hospitality Portfolio II Owner, LLC and ARC Hospitality Portfolio II TRS, LLC in favor of Lender, to be recorded in Whitfield County, Georgia;

10.
Deed to Secure Debt, Assignment of Leases and Rents, Security Agreement and Fixture Filing by ARC Hospitality Portfolio II Owner, LLC and ARC Hospitality Portfolio II HIL TRS, LLC in favor of Lender, to be recorded in Richmond County, Georgia;

11.
Deed of Trust, Assignment of Leases and Rents and Security Agreement by ARC Hospitality Portfolio II NTC Owner, LP and ARC Hospitality Portfolio II NTC TRS, LP in favor of Lender, to be recorded in Buncombe County, North Carolina;

12.
Mortgage, Assignment of Leases and Rents and Security Agreement by ARC Hospitality Portfolio II Owner, LLC and ARC Hospitality Portfolio II TRS, LLC in favor of Lender, to be recorded in Orange County, Florida;

Exhibit 10.12

13.
Mortgage, Assignment of Leases and Rents and Security Agreement by ARC Hospitality Portfolio II Owner, LLC and ARC Hospitality Portfolio II TRS, LLC in favor of Lender, to be recorded in Orange County, Florida;

14.
Mortgage, Assignment of Leases and Rents and Security Agreement by ARC Hospitality Portfolio II Owner, LLC and ARC Hospitality Portfolio II MISC TRS, LLC in favor of Lender, to be recorded in Duval County, Florida;

15.
Deed of Trust, Assignment of Leases and Rents and Security Agreement by ARC Hospitality Portfolio II NTC Owner, LP and ARC Hospitality Portfolio II NTC TRS, LP in favor of Lender, to be recorded in Travis County, Texas;

16.
Deed of Trust, Assignment of Leases and Rents and Security Agreement by ARC Hospitality Portfolio II NTC Owner, LP and ARC Hospitality Portfolio II NTC HIL TRS, LP in favor of Lender, to be recorded in Brazos County, Texas;

17.
Deed of Trust, Assignment of Leases and Rents and Security Agreement by ARC Hospitality Portfolio II NTC Owner, LP and ARC Hospitality Portfolio II NTC TRS, LP in favor of Lender, to be recorded in Harris County, Texas;

18.
Mortgage, Assignment of Leases and Rents and Security Agreement by ARC Hospitality Portfolio II Owner, LLC and ARC Hospitality Portfolio II HIL TRS, LLC in favor of Lender, to be recorded in DuPage County, Illinois;

19.
Mortgage, Assignment of Leases and Rents and Security Agreement by ARC Hospitality Portfolio II Owner, LLC and ARC Hospitality Portfolio II MISC TRS, LLC in favor of Lender, to be recorded in Champaign County, Illinois;

20.
Open-End Mortgage Deed, Assignment of Leases and Rents, Security Agreement and Fixture Filing by ARC Hospitality Portfolio II Owner, LLC and ARC Hospitality Portfolio II HIL TRS, LLC in favor of Lender, to be recorded in New Haven County, Connecticut.

21.
Open-End Mortgage Deed, Assignment of Leases and Rents, Security Agreement and Fixture Filing by ARC Hospitality Stratford, LLC and ARC Hospitality TRS Stratford, LLC in favor of Lender, to be recorded in Fairfield County, Connecticut;

22.
Deed of Trust, Assignment of Leases and Rents and Security Agreement by ARC Hospitality Portfolio II Owner, LLC and ARC Hospitality Portfolio II HIL TRS, LLC in favor of Lender, to be recorded in King County, Washington;

23.
Mortgage, Assignment of Leases and Rents and Security Agreement by ARC Hospitality Portfolio II Owner, LLC and ARC Hospitality Portfolio II TRS, LLC in favor of Lender, to be recorded in Jefferson County, Kentucky;

Exhibit 10.12

24.
Mortgage, Assignment of Leases and Rents and Security Agreement by ARC Hospitality Portfolio II Owner, LLC and ARC Hospitality Portfolio II HIL TRS, LLC in favor of Lender, to be recorded in Marion County, Indiana;

25.	Mortgage by ARC Hospitality Portfolio II Owner, LLC and ARC Hospitality Portfolio II MISC TRS, LLC in favor of Lender, to be recorded in Ingham County, Michigan;

26.
Mortgage, Assignment of Leases and Rents and Security Agreement by ARC Hospitality Portfolio II Owner, LLC and ARC Hospitality Portfolio II TRS, LLC in favor of Lender, to be recorded in Sandoval County, New Mexico;

27.
Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by ARC Hospitality Portfolio II NTC Owner, LP and ARC Hospitality Portfolio II NTC TRS, LP in favor of Lender, to be recorded in San Diego County, California;

28.
Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by ARC Hospitality Portfolio II Owner, LLC and ARC Hospitality Portfolio II HIL TRS, LLC in favor of Lender, to be recorded in Blount County, Tennessee;

29.	Assignment of Leases and Rents by ARC Hospitality Portfolio II Owner, LLC and ARC Hospitality Portfolio II MISC TRS, LLC to Lender, to be recorded in Chatham County, Georgia;

30.	Assignment of Leases and Rents by ARC Hospitality Portfolio II Owner, LLC and ARC Hospitality Portfolio II TRS, LLC to Lender, to be recorded in Whitfield County, Georgia;

31.	Assignment of Leases and Rents by ARC Hospitality Portfolio II Owner, LLC and ARC Hospitality Portfolio II HIL TRS, LLC to Lender, to be recorded in Richmond County, Georgia;

32.	Assignment of Leases and Rents by ARC Hospitality Portfolio II NTC Owner, LP and ARC Hospitality Portfolio II NTC TRS, LP to Lender, to be recorded in Buncombe County, North Carolina;

33.	Assignment of Leases and Rents by ARC Hospitality Portfolio II Owner, LLC and ARC Hospitality Portfolio II TRS, LLC to Lender, to be recorded in Orange County, Florida;

34.	Assignment of Leases and Rents by ARC Hospitality Portfolio II Owner, LLC and ARC Hospitality Portfolio II TRS, LLC to Lender, to be recorded in Orange County, Florida;

35.	Assignment of Leases and Rents by ARC Hospitality Portfolio II Owner, LLC and ARC Hospitality Portfolio II MISC TRS, LLC to Lender, to be recorded in Duval County, Florida;

36.	Assignment of Leases and Rents by ARC Hospitality Portfolio II NTC Owner, LP and ARC Hospitality Portfolio II NTC TRS, LP to Lender, to be recorded in Travis County, Texas;

Exhibit 10.12

37.	Assignment of Leases and Rents by ARC Hospitality Portfolio II NTC Owner, LP and ARC Hospitality Portfolio II NTC HIL TRS, LP to Lender, to be recorded in Brazos County, Texas;

38.	Assignment of Leases and Rents by ARC Hospitality Portfolio II NTC Owner, LP and ARC Hospitality Portfolio II NTC TRS, LP to Lender, to be recorded in Harris County, Texas;

39.	Assignment of Leases and Rents by ARC Hospitality Portfolio II Owner, LLC and ARC Hospitality Portfolio II HIL TRS, LLC to Lender, to be recorded in DuPage County, Illinois;

40.	Assignment of Leases and Rents by ARC Hospitality Portfolio II Owner, LLC and ARC Hospitality Portfolio II MISC TRS, LLC to Lender, to be recorded in Champaign County, Illinois;

41.	Assignment of Leases and Rents by ARC Hospitality Portfolio II Owner, LLC and ARC Hospitality Portfolio II HIL TRS, LLC to Lender, to be recorded in New Haven County, Connecticut;

42.	Assignment of Leases and Rents by ARC Hospitality Stratford, LLC and ARC Hospitality TRS Stratford, LLC to Lender, to be recorded in Fairfield County, Connecticut;

43.	Assignment of Leases and Rents by ARC Hospitality Portfolio II Owner, LLC and ARC Hospitality Portfolio II HIL TRS, LLC to Lender, to be recorded in King County, Washington;

44.	Assignment of Leases and Rents by ARC Hospitality Portfolio II Owner, LLC and ARC Hospitality Portfolio II TRS, LLC to Lender, to be recorded in Jefferson County, Kentucky;

45.	Assignment of Leases and Rents by ARC Hospitality Portfolio II Owner, LLC and ARC Hospitality Portfolio II HIL TRS, LLC to Lender, to be recorded in Marion County, Indiana;

46.	Assignment of Leases and Rents by ARC Hospitality Portfolio II Owner, LLC and ARC Hospitality Portfolio II MISC TRS, LLC in favor of Lender, to be recorded in Ingham County, Michigan;

47.	Assignment of Leases and Rents by ARC Hospitality Portfolio II Owner, LLC and ARC Hospitality Portfolio II TRS, LLC in favor of Lender, to be recorded in Sandoval County, New Mexico;

48.	Assignment of Leases and Rents by ARC Hospitality Portfolio II NTC Owner, LP and ARC Hospitality Portfolio II NTC TRS, LP in favor of Lender, to be recorded in San Diego County, California;

Exhibit 10.12

49.	Assignment of Leases and Rents by ARC Hospitality Portfolio II Owner, LLC and ARC Hospitality Portfolio II HIL TRS, LLC in favor of Lender, to be recorded in Blount County, Tennessee;

50.	Cash Management Agreement between Borrowers, ARC Hospitality Portfolio II TRS Holdco, LLC, Lender and Wells Fargo Bank, N.A.;

51.
Deposit Account Control Agreement (Crestline) between ARC Hospitality Portfolio II TRS Holdco, LLC, ARC Hospitality Portfolio II MISC TRS, LLC, ARC Hospitality Portfolio II Owner, LLC, ARC Hospitality Portfolio Owner II NTC Owner, LP, ARC Hospitality Portfolio II TRS, LLC, ARC Hospitality Portfolio II NTC TRS, LP, Lender and Wells Fargo Bank, N.A.;

52.
Deposit Account Control Agreement (McKibbon) between ARC Hospitality Portfolio II TRS Holdco, LLC, ARC Hospitality Portfolio II Owner, LLC, ARC Hospitality Portfolio II NTC Owner, LP, ARC Hospitality Portfolio II MISC TRS, LLC, ARC Hospitality Portfolio NTC TRS, LP, Lender and Wells Fargo Bank, N.A.;

53.
Deposit Account Control Agreement (Hilton) between ARC Hospitality Portfolio II TRS Holdco, LLC, ARC Hospitality Portfolio II Owner, LLC, ARC Hospitality Portfolio II NTC Owner, LP, ARC Hospitality Portfolio II HIL TRS, LLC, ARC Hospitality Portfolio II NTC HIL TRS, LP, Borrowers, Lender and Wells Fargo Bank, N.A.;

54.	Deposit Account Control Agreement (Stratford) between ARC Hospitality TRS Holding, LLC, ARC Hospitality Stratford, LLC, ARC Hospitality TRS Stratford, LLC, Lender and Wells Fargo Bank, N.A.;

55.	Guaranty of Recourse Obligations by American Realty Capital Hospitality Trust, Inc. (“Guarantor”) for the benefit of Lender;

56.	Environmental Indemnity Agreement by Borrowers and Guarantor in favor of Lender;

57.	Recognition Agreement by and between Lender, W2007 Equity Inns Trust and W2007 Equity Inns, L.P.;

58.
Assignment of Management Agreement and Subordination of Management Fees (Operating Agreement) (Crestline) by ARC Hospitality Portfolio II NTC TRS, LP, ARC Hospitality Portfolio II MISC TRS, LLC and ARC Hospitality Portfolio II TRS, LLC to Lender and consented and agreed to by American Realty Capital Hospitality Grace Portfolio, LLC and ARC Hospitality Portfolio II Owner, LLC and ARC Hospitality Portfolio II NTC Owner, LP;

59.
Assignment of Management Agreement and Subordination of Management Fees (Operating Agreement) (McKibbon) by ARC Hospitality Portfolio II NTC TRS, LP and ARC Hospitality Portfolio II MISC TRS, LLC to Lender and consented and agreed to by American

Exhibit 10.12

Realty Capital Hospitality Grace Portfolio, LLC, ARC Hospitality Portfolio II Owner, LLC, and ARC Hospitality Portfolio II NTC Owner, LP;

60.
Assignment of Management Agreement and Subordination of Management Fees (Operating Agreement) (Hilton) by ARC Hospitality Portfolio II HIL TRS, LP and ARC Hospitality Portfolio II NTC HIL TRS, LP to Lender and consented and agreed to by American Realty Capital Hospitality Grace Portfolio, LLC and ARC Hospitality Portfolio II Owner, LLC and ARC Hospitality Portfolio II NTC Owner, LP;

61.
Assignment of Management Agreement and Subordination of Management Fees (Operating Agreement) (Courtyard Houston) by ARC Hospitality Portfolio II NTC TRS, LP to Lender and consented and agreed to by American Realty Capital Hospitality Grace Portfolio, LLC and ARC Hospitality Portfolio II NTC Owner, LP;

62.
Assignment of Management Agreement and Subordination of Management Fees (Operating Agreement) (Stratford) by ARC Hospitality TRS Stratford, LLC to Lender and consented and agreed to by American Realty Capital Hospitality Grace Portfolio, LLC and ARC Hospitality Stratford, LLC;

63.
Assignment of Management Agreement and Subordination of Management Fees (Management Agreement) (Crestline) by ARC Hospitality Portfolio II NTC TRS, LP, ARC Hospitality Portfolio II MISC TRS, LLC and ARC Hospitality Portfolio II TRS, LLC to Lender and consented and agreed to by ARC Hospitality Portfolio II Owner, LLC, ARC Hospitality Portfolio II NTC Owner, LP, American Realty Capital Hospitality Properties, and LLC Crestline Hotels & Resorts, LLC;

64.
Assignment of Management Agreement and Subordination of Management Fees (Management Agreement) (McKibbon) by ARC Hospitality Portfolio II NTC TRS, LP and ARC Hospitality Portfolio II MISC TRS, LLC to Lender and consented and agreed to by ARC Hospitality Portfolio II Owner, LLC, ARC Hospitality Portfolio II NTC Owner, LP, American Realty Capital Hospitality Properties, LLC and McKibbon Hotel Management, Inc.;

65.
Assignment of Management Agreement and Subordination of Management Fees (Management Agreement) (Hampton Inn) by ARC Hospitality Portfolio II HIL TRS, LP to Lender and consented and agreed to by ARC Hospitality Portfolio II Owner, LLC American Realty Capital Hospitality Properties, LLC and Hampton Inns Management LLC;

66.
Assignment of Management Agreement and Subordination of Management Fees (Management Agreement) (Homewood Suites) by ARC Hospitality Portfolio II HIL TRS, LP to Lender and consented and agreed to by ARC Hospitality Portfolio II Owner, LLC American Realty Capital Hospitality Properties, LLC and Homewood Suites Management LLC;

Exhibit 10.12

67.
Assignment of Management Agreement and Subordination of Management Fees (Management Agreement) (Courtyard Houston) by ARC Hospitality Portfolio II NTC TRS, LP to Lender and consented and agreed to by ARC Hospitality Portfolio II NTC Owner, LP, American Realty Capital Hospitality Properties, LLC and Crestline Hotels & Resorts, LLC;

68.
Assignment of Management Agreement and Subordination of Management Fees (Management Agreement) (Stratford) by ARC Hospitality TRS Stratford, LLC to Lender and consented and agreed to by ARC Hospitality Stratford, LLC, American Realty Capital Hospitality Properties, LLC and Crestline Hotels & Resorts, LLC;

69.	Liquor License Agreement, made by ARC Hospitality Portfolio II TX Beverage Company, LLC, ARC Hospitality Portfolio II NTC TRS, LP, and ARC Hospitality Portfolio II NTC Owner, LP to Lender;

70.
Assignment of Management Agreement and Subordination of Management Fees (Management Agreement), made by ARC Hospitality Portfolio II NTC TRS, LP to Lender and consented to by ARC Hospitality Portfolio II NTC Owner, LP, ARC Hospitality Portfolio II TX Beverage Company, LLC and Crestline Hotels and Resorts LLC;

71.
Pledge and Security Agreement (Texas) made by ARC Hospitality Portfolio TX Holdings, LLC to Lender, acknowledged and agreed to by ARC Hospitality Portfolio II TX Beverage Company, LLC, ARC Hospitality Portfolio II NTC TRS, LP and ARC Hospitality Portfolio II NTC Owner, LP;

72.	Contribution Agreement, made by and between Borrowers and Lender;

73.	Borrowers’ Closing Certificate, made by Borrowers to Lender;

74.	Anti-Coercion statement, made by ARC Hospitality Portfolio II Owner, LLC and ARC Hospitality Portfolio II TRS, LLC, and delivered to Lender;

75.	Anti-Coercion statement, made by ARC Hospitality Portfolio II Owner, LLC and ARC Hospitality Portfolio II TRS, LLC, and delivered to Lender;

76.	Anti-Coercion statement, made by ARC Hospitality Portfolio II Owner, LLC and ARC Hospitality Portfolio II MISC TRS, LLC, and delivered to Lender;

77.	Notice to Owner – Mortgagor, from ARC Hospitality Portfolio II Owner, LLC and ARC Hospitality Portfolio II TRS, LLC to Lender;

78.	Notice to Owner – Mortgagor, from ARC Hospitality Portfolio II Owner, LLC and ARC Hospitality Portfolio II TRS, LLC to Lender;

79.	Notice to Owner – Mortgagor, from ARC Hospitality Portfolio II Owner, LLC and ARC Hospitality Portfolio II MISC TRS, LLC to Lender;

Exhibit 10.12

80.	Notice and Agreement, by and between ARC Hospitality Portfolio II NTC Owner, LP and ARC Hospitality Portfolio II NTC TRS, LP and Lender;

81.	Notice and Agreement, by and between ARC Hospitality Portfolio II NTC Owner, LP and ARC Hospitality Portfolio II NTC HIL TRS, LP and Lender;

82.	Notice and Agreement, by and between by ARC Hospitality Portfolio II NTC Owner, LP and ARC Hospitality Portfolio II NTC TRS, LP and Lender;

83.	UCC-1 Financing Statements to be filed in each of the applicable locations set forth on Schedule I;

84.	UCC-1 Financing Statements, naming each Borrower, as debtor, and Lender, as secured party, to be filed with Delaware Secretary of State;

85.	UCC-1 Financing Statement pertaining to the Texas Liquor License Agreement;

86.	Post-Closing Obligations Letter, by Borrowers for the benefit of Lender; and

87.	Title Company Escrow Letter, by and between Borrowers, First American Title Insurance Company, National Land Tenure Company LLC, and Lender.

Exhibit 10.12

SCHEDULE I

Property	Address	City/State/ Zip
Hampton Inn Orlando International Drive/Convention Center	8900 Universal Boulevard	Orlando, FL 32819
Homewood Suites by Hilton Orlando – International Drive/Convention Center	8745 International Drive	Orlando, FL 32819
Courtyard Dalton	411 Holiday Drive	Dalton, GA 30720
Hilton Garden Inn Albuquerque –North/Rio Rancho	1771 Rio Rancho Boulevard	Albuquerque, NM 87124
Hampton Inn Milford	129 Plains Road	Milford, CT 06460
Homewood Suites by Hilton Augusta	1049 Stevens Creek Road	Augusta, GA 30907
Hampton Inn Chicago/Naperville	1087 East Diehl Road	Naperville, IL 60563
Hampton Inn Indianapolis –NE/Castleton	6817 East 82nd Street	Indianapolis, IN 46250
Hampton Inn Knoxville – Airport	148 International Avenue	Alcoa, TN 37701
Homewood Suites by Hilton Seattle Downtown	206 Western Avenue West	Seattle, WA 98119
TownePlace Suites Savannah Midtown	11309 Abercorn Street	Savannah, GA 31419
Hilton Garden Inn Louisville East	1530 Alliant Avenue	Louisville, KY 40299
Residence Inn Jacksonville Airport	1310 Airport Road	Jacksonville, FL 32218
Hampton Inn Champaign/Urbana	1200 West University Avenue	Urbana, IL 61801
Hampton Inn East Lansing	2500 Coolidge Road	East Lansing, MI 48823
SpringHill Suites Asheville	Two Buckstone Place	Asheville, NC 28805
Courtyard San Diego Carlsbad/McClellan-Palomar Airport	5835 Owens Avenue	Carlsbad, CA 92008
Courtyard Houston I-10 West/Energy Corridor	12401 Katy Freeway	Houston, TX 77079
Hampton Inn Austin – North @ I-35 & Hwy 183	7619 I-35 North	Austin, TX 78752
Hampton Inn College Station	320 Texas Avenue South	College Station, TX 77840
Homewood Suites - Stratford, CT	6905 Main Street	Stratford, CT 06615